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                                                                    EXHIBIT 10.9



                                 COMBICHEM, INC.



                              AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT

                                November 15, 1996


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                        TABLE OF CONTENTS

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
SECTION 1     RESTRICTIONS ON TRANSFERABILITY OF SECURITIES;
              REGISTRATION RIGHTS..................................................  1
       1.1    Certain Definitions..................................................  1
       1.2    Requested Registration...............................................  3
       1.3    Company Registration.................................................  6
       1.4    Expenses of Registration.............................................  7
       1.5    Registration on Form S-3.............................................  8
       1.6    Registration Procedures..............................................  8
       1.7    Indemnification...................................................... 10
       1.8    Information by Holder................................................ 12
       1.9    Limitations on Registration of Issues of Securities.................. 13
       1.10   Rule 144 Reporting................................................... 13
       1.11   Transfer or Assignment of Registration Rights........................ 13
       1.12   Restrictions on Transfer............................................. 14
       1.13   "Market Stand-Off" Agreement......................................... 15
       1.14   Allocation of Registration Opportunities............................. 15
       1.15   Delay of Registration................................................ 16
       1.16   Termination of Registration Rights................................... 16

SECTION 2     COVENANTS OF THE COMPANY............................................. 16
       2.1    Basic Financial Information.......................................... 16
       2.2    Additional Information and Rights.................................... 17
       2.3    Right of First Refusal............................................... 18
       2.4    Key Person Life Insurance............................................ 20
       2.5    Representation on Board of Directors................................. 21
       2.6    Termination of Covenants............................................. 21

SECTION 3     MISCELLANEOUS........................................................ 21
       3.1    Governing Law........................................................ 21
       3.2    Successors and Assigns............................................... 21
       3.3    Entire Agreement; Amendment; Waiver.................................. 21
       3.4    Notices, etc......................................................... 22
       3.5    Delays or Omissions.................................................. 22
       3.6    Rights; Separability................................................. 22
       3.7    Information Confidential............................................. 22
       3.8    Titles and Subtitles................................................. 23
       3.9    Counterparts......................................................... 23

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                              AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT


               This Amended and Restated Investors' Rights Agreement (this "Agreement") is made and entered into as of the 15th day of November, 1996 by and among CombiChem, Inc., a California corporation (the "Company"), and the persons identified on Exhibit A attached hereto (the "Investors").

                                    RECITALS

               WHEREAS, certain of the Investors possess registration rights pursuant to that certain Investors' Rights Agreement dated August 17, 1995, as amended through the date hereof between the Company and such Investors (the "Rights Agreement") and certain of the Investors possess information rights, rights of first refusal and other rights, and the Company is obligated thereunder, pursuant to the Rights Agreement; and

               WHEREAS, the Rights Agreement may be modified or amended with the written consent of the Company and the holders of a majority of the Registrable Securities (as defined in the Rights Agreement) then outstanding; and

               WHEREAS, the Investors which are parties thereto, which Investors hold at least a majority of the Registrable Securities, desire to amend and restate the Rights Agreement and to accept the rights created pursuant hereto in lieu of the rights granted to them under the Rights Agreement; and

               WHEREAS, certain Investors are parties to the Series D Preferred Stock Purchase Agreement dated as of the date hereof among the Company and such Investors (the "Series D Agreement"), certain of the Investors' obligations under which are conditioned upon the execution and delivery by such Investors and the Company of this Agreement.

               NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Investors who are parties to the Rights Agreement agree that the Rights Agreement shall be amended and restated in its entirety as set forth herein, and all parties hereto further agree as follows:

                                    SECTION 1

                       RESTRICTIONS ON TRANSFERABILITY OF
                         SECURITIES; REGISTRATION RIGHTS

               1.1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:


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                      (a) "Closing" shall mean the date of the initial sale of
shares of the Company's Series D Preferred Stock.

                      (b) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

                      (c) "Holder" shall mean any Investor who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with
Section 1.11 hereof.

                      (d) "Initial Offering" shall mean the Company's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

                      (e) "Initiating Holders" shall mean any Holder or Holders who in the aggregate hold not less than fifty percent (50%) of the outstanding Registrable Securities. For purposes of such calculation, Holders of Shares shall be considered to hold the shares of Common Stock then issuable upon conversion of such Shares.

                      (f) "JAFCO Funds" shall mean Japan Associated Finance Co., Ltd. ("JAFCO") and certain Investment Enterprise Partnerships affiliated with JAFCO which are holders of Shares.

                      (g) "Other Shareholders" shall mean persons other than Holders who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations.

                      (h) "Registrable Securities" shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of the Shares and
(ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) above; provided, however, that Registrable Securities shall not include any such securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under this Section 1 are not assigned.

                      (i) The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.



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                      (j) "Registration Expenses" shall mean all expenses
incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and disbursements of one counsel for the Holders (solely with respect to registrations pursuant to Sections 1.2 and 1.3 hereof), blue sky fees and expenses, expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

                      (k) "Rule 144" shall mean Rule 144 as promulgated by the SEC under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

                      (l) "Rule 145" shall mean Rule 145 as promulgated by the SEC under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

                      (m) "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                      (n) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time, corresponding to such act.

                      (o) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for any Holder (other than the fees and disbursements of the one counsel included in Registration Expenses).

                      (p) "Shares" shall mean shares of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series Z Preferred Stock, Series A-1 Preferred Stock, Series B-1 Preferred Stock, Series C-1 Preferred Stock and Series D-1 Preferred Stock held by the Investors.

               1.2    Requested Registration.

                      (a) Request for Registration. If the Company shall receive from Initiating Holders at any time or times not earlier than the earlier of (i) January 1, 1998 or (ii) six (6) months after the effective date of the first registration statement filed by the Company covering an underwritten offering of any of its securities to the general public, a written request specifying that it is made pursuant to this Section 1.2 that the Company effect a registration with respect to all or a part of the Registrable Securities having a reasonably


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anticipated aggregate offering price, net of underwriting discounts and commissions, that exceeds $12,000,000, the Company will:

                              (i) promptly give written notice of the proposed
registration to all other Holders; and

                              (ii) as soon as practicable, use its diligent best
efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with the Securities
Act) as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after such written notice from the Company is effective.

               The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 1.2:

                                             (A) In any particular jurisdiction
in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; or

                                             (B) After the Company has effected
two such registrations pursuant to this Section 1.2(a) and such registrations have been declared or ordered effective; or

                                             (C) During the period starting with
the date of filing of and ending on a date one hundred eighty (180) days after the effective date of a registration pursuant to Section 1.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                                             (D) If the Initiating Holders
propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made under Section 1.5 hereof.

                      (b) Subject to the foregoing Section 1.2(a)(ii) (A) through (D), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a


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certificate signed by the president of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for the period during which such disclosure would be seriously detrimental, provided, that the Company may not defer the filing for a period of more than ninety (90) days after receipt of the request of the Initiating Holders, and, provided further, that (except as provided in Section 1.2(a)(ii)(C) above) the Company shall not defer its obligation in this manner more than once in any twelve-month period.

               The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 1.2(b) and 1.14 hereof, include other securities of the Company and may include securities of the Company being sold for the account of the Company.

                      (c) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 1.2 and the Company shall include such information in the written notice referred to in Section 1.2(a)(i) above. The right of any Holder to registration pursuant to Section 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder with respect to such participation and inclusion) to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities he holds.

                      (d) Procedures. If the Company shall request inclusion in any registration pursuant to Section 1.2 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to Section 1.2, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section 1 (including Section 1.13). The Company shall (together with all Holders, and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, which underwriter(s) are reasonably acceptable to the Company. Notwithstanding any other provision of this Section 1.2, if the representative of the underwriters advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 1.14 hereof. If the person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders. The securities so excluded shall also be withdrawn from


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registration. Any Registrable Securities or other securities excluded shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 1.2(d), then the Company shall offer to all holders who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares withdrawn, with such shares to be allocated among such Holders requesting additional inclusion in accordance with Section 1.14.

               1.3    Company Registration.

                      (a) Company Registration. If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights (other than pursuant to Section 1.2 hereof), other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form which does not permit secondary sales, or the first registration under the Securities Act filed by the Company for an offering of its securities to the general public, the Company will:

                              (i) promptly give to each Holder written notice
thereof; and

                              (ii) use its best efforts to include in such
registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 1.3(b) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder within twenty (20) days after the written notice from the Company described in Section 1.3(a)(i) above is effective. Such written request may specify all or a part of a Holder's Registrable Securities for inclusion.

                      (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.3(a)(i). In such event the right of any Holder to registration pursuant to Section 1.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the holders of other securities of the Company distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

               Notwithstanding any other provision of this Section 1.3, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable


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Securities to be included in, the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Section
1.14. If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

               If shares are so withdrawn from the registration or if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with Section 1.14 hereof.

               1.4 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 1.3 and 1.5 hereof, and the first two registrations pursuant to Section
1.2 hereof shall be borne by the Company; provided, however, that if the Holders bear the Registration Expenses for any registration proceeding begun pursuant to
Section 1.2 and subsequently withdrawn by the Holders registering shares therein, such registration proceeding shall not be counted as a requested registration pursuant to Section 1.2 hereof, except in the event that such withdrawal is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under Section 1.2, in which event such registration shall not be treated as a counted registration for purposes of
Section 1.2 hereof even though the Holders do not bear the Registration Expenses for such registration. All Selling Expenses relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf.

               1.5    Registration on Form S-3.

                      (a) After the Initial Offering, the Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this
Section 1, the Holders of Registrable Securities shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders), provided, however, that the Company shall not be obligated to effect any such registration if (i) the Holders, together with the


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holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $500,000, or (ii) in the event that the Company shall furnish the certification described in paragraph 1.2(a)(ii) (but subject to the limitations set forth therein) or
(iii) in a given twelve-month period, after the Company has effected one (1) such registration in any such period.

                      (b) If a request complying with the requirements of
Section 1.5(a) hereof is delivered to the Company, the provisions of Sections 1.2(a)(i) and (ii) and Section 1.2(b) hereof shall apply to such registration. If the registration is for an underwritten offering, the provisions of Sections 1.2(c) and 1.2(d) hereof shall apply to such registration.

               1.6 Registration Procedures. In the case of each registration effected by the Company pursuant to Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

                      (a) Keep such registration effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to
Section 13 or 15(d) of the Exchange Act in the registration statement;

                      (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                      (c) Furnish such number of prospectuses and other documents incident thereto, including any preliminary prospectus or amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;


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                      (d) Notify each seller of Registrable Securities covered
by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act on the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

                      (e) Use all reasonable efforts to register and qualify the securities covered by the registration statement under such other securities or Blue Sky laws of such jurisdiction as shall be reasonably requested by the Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such state or jurisdiction;

                      (f) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

                      (g) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

                      (h) Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section II(a) of the Securities Act;

                      (i) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 1.2 hereof, the Company will enter into an underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provisions; and

                      (j) Furnish, at the request of a majority of the Holders participating in the registration, on the date that such Registrable Securities are delivered to the


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underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that such registration statement with respect to such securities becomes effective,
(A) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (B) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the Holders requesting registration of Registrable Securities.

               1.7    Indemnification.

                      (a) The Company will indemnify each Holder, each of its officers, directors and partners, legal counsel and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 1 and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel and accountants and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).



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

                      (b) Each Holder will, if Registrable Securities held by him are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, each other such Holder and Other Shareholder and each of their officers, directors and partners, and each person controlling such Holder or Other Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, Other Shareholders, directors, officers, partners, legal counsel and accountants, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated specifically for use therein, provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

                      (c) Each party entitled to indemnification under this
Section 1.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                      (d) If the indemnification provided for in this Section
1.7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                      (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

               1.8 Information by Holder. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 1.

               1.9 Limitations on Registration of Issues of Securities. From and after the date of this Agreement, the Company shall not, without the prior written consent of a majority in interest of the Holders, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are more favorable than the registration rights granted to the Holders hereunder.

               1.10 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

                      (a) Make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

                      (b) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements;

                      (c) So long as a Holder owns any Registrable Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

               1.11 Transfer or Assignment of Registration Rights. The rights to cause the Company to register securities granted to a Holder by the Company under Sections 1.2, 1.3 and 1.5 may be transferred or assigned by a Holder only to a transferee or assignee of not less than 25,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits and the like), and only provided that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and provided further that the transferee or assignee of such rights assumes the obligations of such Holder under this Article 1.

               1.12   Restrictions on Transfer.

                      (a) Each Holder agrees not to transfer or dispose of all or any portion of the Registrable Securities unless and until the proposed transferee has agreed in writing for the benefit of the Company to be bound by this Section 1.12, provided and to the extent this Section 1.12 is then applicable and:

                              (i) There is then in effect a registration
statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                              (ii) (A) Such Holder shall have notified the
Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (B) if requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, to the effect that such disposition will not require registration of such shares under the Securities Act.

Notwithstanding the provisions of subsections (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer
(A) by a Holder which is a partnership to its partners or retired partners in accordance with partnership interests, (B) to a Holder's family member or trust for the benefit of an individual Holder, provided that the transferee will be subject to the terms of this Section 1.12 to the same extent as if he were an original Holder hereunder, or (C) pursuant to Rule 144(k); provided, however, that the Company must be satisfied in its reasonable discretion that the proposed sale of securities fully qualifies with all Rule 144 requirements.

                      (b) Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

        "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

               1.13 "Market Stand-Off" Agreement. If requested by the Company and an underwriter of Common Stock (or other securities) of the Company, an Investor shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Investor (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act, provided that all Holders and officers and directors of the Company enter into similar agreements.

               The obligations described in this Section 1.13 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Rule 145 transaction on Form S-4, Form S-14 or Form S-15 or similar forms which may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

               1.14 Allocation of Registration Opportunities. In any circumstance in which all of the Registrable Securities and other shares of Common Stock of the Company (including shares of Common Stock issued or issuable upon conversion of shares of any currently unissued series of Preferred Stock of the Company) with registration rights (the "Other Shares") requested to be included in a registration on behalf of the Holders or other selling shareholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares which may be so included, the number of shares of Registrable Securities and Other Shares which may be so included shall be allocated among the Holders and other selling shareholders requesting inclusion of shares pro rata on the basis of the number of shares of Registrable Securities and Other Shares that would be held by such Holders and other selling shareholders, assuming conversion; provided, however, that, so that such allocation shall not operate to reduce the aggregate number of Registrable Securities and Other Shares to be included in such registration, if any Holder or other selling shareholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to him pursuant to the above-described procedure, the remaining portion of his allocation shall be reallocated among those requesting Holders and other selling shareholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares that would be held by such Holders and other selling shareholders, assuming conversion, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares that may be included in the registration on behalf of the Holders and other selling shareholders have been so allocated. The Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by shareholders with no registration rights or to include Founder's Stock or any other shares of stock issued to employees, officers, directors or consultants pursuant to the Company's stock option plan, or with respect to registrations under Sections 1.2 or 1.5 hereof, in order to include in such registration securities registered for the Company's own account or included at the request of the Company pursuant to Section 1.3 hereof without the prior written consent of seventy percent (70%) of the Holders; provided, further, that in no event will the amount of securities of the selling Holders included in a registration pursuant to Section 1.3 hereof be reduced below twenty percent (20%) of the total amount of securities included in such offering, unless such offering is the Initial Offering of the Company's securities in which case the selling shareholders may be excluded entirely if the underwriters make the determination described above and no other shareholder's securities are included. For purposes of determining allocation hereunder, (a) for any selling shareholder which is a Holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons will be deemed to be a single "selling shareholder," and (b) all of the JAFCO Funds together shall be deemed to be a "selling shareholder." Any pro-rata reduction with respect to any such "selling shareholder" will be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder."

               1.15 Delay of Registration. No Holder shall have any right to take any, action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

               1.16 Termination of Registration Rights. The right of any Holder to request registration or inclusion in any registration pursuant to Sections 1.2, 1.3 or 1.5 shall terminate on the closing of the first Company-initiated registered public offering of Common Stock of the Company, provided that all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period, or on such date after the closing of the first Company-initiated registered public offering of Common Stock of the Company as all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period.

                                    SECTION 2

                            COVENANTS OF THE COMPANY

               The Company hereby covenants and agrees, so long as any Holder owns any Registrable Shares as follows:

               2.1 Basic Financial Information. The Company will furnish the following reports to each Holder:

                      (a) As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of income and sources and applications of funds of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of recognized national standing selected by the Company.

                      (b) As soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and consolidated statements of income and sources and applications of funds of the Company and its subsidiaries for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year and to the Company's operating plan then in effect and approved by its Board of Directors, subject to changes resulting from normal year-end audit adjustments, all in reasonable detail and certified by the principal financial or accounting officer of the Company, except that such balance sheet need not contain the notes required by generally accepted accounting principles.

               2.2    Additional Information and Rights.

                      (a) The Company will permit any Investor, so long as such Investor or its representative (treating all the JAFCO Funds as a single Investor) owns at least 500,000 Shares, or such number of shares of Common Stock issued upon conversion of 500,000 or more Shares, or any combination thereof (as presently constituted and subject to subsequent adjustment for stock splits, stock dividends, reverse stock splits, recapitalizations and the like) (a "Significant Holder") (or a representative of any Significant Holder) to visit and inspect any of the properties of the Company, including its books of account and other records (and make copies thereof and take extracts therefrom), and to discuss its affairs, finances and accounts with the Company's officers and its independent public accountants, all at such reasonable times and as often as any such person may reasonably request.

                      (b) Until the earlier to occur of (i) the date on which the Company is subject to the reporting requirements of Sections 13(a) or 15(d) of the Exchange Act, or (ii) the date on which quotations for the Common Stock of the Company are reported by the automated quotations systems operated by the National Association of Securities Dealers, Inc., or by an equivalent quotations system, the Company will deliver the reports described below in this Section 2.2 to each Significant Holder:

                              (i) As soon as practical after the end of each
month and in any event within thirty (30) days thereafter a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such month and consolidated statements of income and of sources and applications of funds of the Company and its subsidiaries, for each month and for the current fiscal year of the Company to date, all subject to normal year-end audit adjustments, prepared in accordance with generally accepted accounting principles consistently applied and certified by the principal financial or accounting officer of the Company, together with a comparison of such statements to the corresponding periods of the prior fiscal year and to the Company's operating plan then in effect and approved by its Board of Directors.

                      (c) The provisions of Section 2.1 and this Section 2.2 shall not be in limitation of any rights which any Holder or Significant Holder may have with respect to the books and records of the Company and its subsidiaries, or to inspect their properties or discuss their affairs, finances and accounts, under the laws of the jurisdictions in which they are incorporated.

                      (d) Anything in Section 2 to the contrary notwithstanding, no Holder or Significant Holder by reason of this Agreement shall have access to any trade secrets or classified information of the Company. Each Significant Holder hereby agrees to hold in confidence and trust and not to misuse or disclose any confidential information provided pursuant to this Section 2.2.

                      (e) Each Holder who represents to the Company that it is a "venture capital operating company" for purposes of Department of Labor Regulation Section 2510.3-101 shall in addition have the right to consult with and advise the officers of the Company as to the management of the Company.

               2.3 Right of First Refusal. The Company hereby grants to each Holder and its affiliates who own any shares of Series A, Series B, Series C, Series D, Series A-1, Series B-1, Series C-1 or Series D-1 Preferred Stock (the "Cash Preferred") or any shares of Common Stock issued upon conversion of the Cash Preferred (the "Rights Holder") the right of first refusal to purchase a Pro Rata Share (as defined in this Section 2.3) of New Securities (as defined in this Section 2.3) which the Company may, from time to time, propose to sell and issue. A Rights Holder's Pro Rata Share, for purposes of this right of first refusal, is the ratio of the number of shares of Common Stock owned by such Rights Holder immediately prior to the issuance of New Securities, assuming full conversion of the Shares, to the total number of shares of Common Stock outstanding immediately prior to the issuance of New Securities, assuming full conversion of the Shares and exercise of all outstanding rights, options and warrants to acquire Common Stock of the Company. For purposes of this Section 2.3, each of the JAFCO Funds shall be deemed to have purchased its Pro Rata Share if one or more of the JAFCO Funds shall have purchased an amount of New Securities equal to the Pro Rata Share of the JAFCO Funds in the aggregate. Each Rights Holder shall have a right of over-allotment such that if any Rights Holder fails to exercise its right hereunder to purchase its pro rata share of New Securities, the other Rights Holders may purchase the non-purchasing Rights Holder's portion on a pro rata basis within ten (10) days from the date such non-purchasing Rights Holder fails to exercise its right hereunder to purchase its Pro Rata Share of New Securities. This right of first refusal shall be subject to the following provisions:

                      (a) "New Securities" shall mean any capital stock (including Common Stock and/or Preferred Stock) of the Company whether now authorized or not, and rights, options or warrants to purchase such capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; provided that the term "New Securities" does not include (i) securities purchased under the Series D Agreement; (ii) securities issued upon conversion of the Shares; (iii) securities issued pursuant to the acquisition of another business entity or business segment of any such entity by the Company by merger, purchase of substantially all the assets or other reorganization whereby the Company will own not less than fifty-one percent (51%) of the voting power of such business entity or business segment of any such entity; (iv) any borrowings, direct or indirect, from financial institutions or other persons by the Company, whether or not presently authorized, including any type of loan or payment evidenced by any type of debt instrument, provided such borrowings do not have any equity features including warrants, options or other rights to purchase capital stock and are not convertible into capital stock of the Company; (v) securities issued to employees, consultants, officers or directors of the Company pursuant to any stock option, stock purchase or stock bonus plan, agreement or arrangement approved by the Board of Directors; (vi) securities issued to vendors or customers or to other persons in similar commercial situations with the Company if such issuance is approved by the Board of

Directors; (vii) securities issued in connection with obtaining lease financing, whether issued to a lessor, guarantor or other person; (viii) securities issued in a firm commitment underwritten public offering pursuant to a registration under the Securities Act with an aggregate offering price to the public in excess of $5.0 million; (ix) securities issued in connection with any stock split, stock dividend or recapitalization of the Company; and (x) any right, option or warrant to acquire any security convertible into the securities excluded from the definition of New Securities pursuant to subsections (i) through (ix) above.

                      (b) In the event the Company proposes to undertake an issuance of New Securities, it shall give each Rights Holder written notice of its intention, describing the type of New Securities, and their price and the general terms upon which the Company proposes to issue the same. Each Rights Holder shall have twenty (20) days after any such notice is effective to agree to purchase such Rights Holder's Pro Rata Share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

                      (c) In the event the Rights Holders fail to exercise fully the right of first refusal within said twenty (20)-day period and after the expiration of the ten (10)-day period for the exercise of the over-allotment provisions of this Section 2.3, the Company shall have one hundred twenty (120) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within one hundred twenty (120) days from the date of said agreement) to sell the New Securities respecting which the Rights Holders' right of first refusal option set forth in this Section 2.3 was not exercised, at a price and upon terms no more favorable to the purchasers thereof than specified in the Company's notice to Rights Holders pursuant to Section 2.3(b). In the event the Company has not sold within said one hundred twenty (120)-day period or entered into an agreement to sell the New Securities within said one hundred twenty (120)-day period (or sold and issued New Securities in accordance with the foregoing within one hundred twenty
(120) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities, without first again offering such securities to the Rights Holders in the manner provided in Section 2.3(b) above.

                      (d) At any time following the date of this Agreement, if the Company has complied with its notice obligations pursuant to this Section 2.3, or such obligations have been waived, and the Company thereafter proceeds to issue or sell New Securities and a Rights Holder does not acquire his, her or its Pro Rata Share (a "NonParticipating Rights Holder"), then all of such Non-Participating Rights Holder's Cash Preferred shall automatically and without further action on the part of such holder be converted, in accordance with the provisions of Article III(B)(4)(m) of the Company's Amended and Restated Articles of Incorporation.

                      (e) The right of first refusal granted under this Agreement shall expire upon, and shall not be applicable to, the first sale of Common Stock of the Company to the public effected pursuant to a registration statement filed with, and declared effective by, the SEC under the Securities Act, with proceeds of more than $5,000,000.

                      (f) The right of first refusal set forth in this Section
2.3 may not be assigned or transferred, except that (i) such right is assignable by each Rights Holder to any wholly owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Securities Act, controlling, controlled by or under common control with, any such Rights Holder, and (ii) such right is assignable between and among any of the Rights Holders.

               2.4 Key Person Life Insurance. The Company has as of the date hereof obtained from financially sound and reputable insurers term life insurance on the life of Steve Teig in the amount of [$2,000,000] (the "Teig Insurance"), and shall maintain with financially sound and reputable insurers the Teig Insurance except as otherwise decided in accordance with policies adopted by the Company's Board of Directors. Such policy shall name the Company as loss payee and shall not be cancelable by the Company without prior approval of the Board of Directors.

               2.5 Representation on Board of Directors. So long as any Shares remain outstanding, the Company will use its best efforts to cause and maintain the election to the Board of Directors of (a) two people designated by the holders of a majority of the Series C Preferred Stock outstanding, including Common Stock issued upon conversion of such Series C Preferred Stock (each a "Series C Director"), and (b) two people designated by the holders of a majority of the Series A and Series B Preferred Stock outstanding, including Common Stock issued upon conversion of such Series A and B Preferred Stock. One Series C Director shall be designated by The Sprout Group and the other Series C Director shall be designated, subject to the consent of The Sprout Group, by a holder of at least 2,419,355 shares of Series C Preferred Stock in the aggregate. In the event that two or more holders of Series C Preferred Stock, other than The Sprout Group, each hold in excess of 2,419,355 shares of Series C Preferred Stock, then that holder holding the greatest number of shares of Series C Preferred Stock shall have the right to designate the remaining Series C Director. In the event that two or more such holders hold an equal number of Series C Preferred Stock, then The Sprout Group shall determine which of them shall designate the remaining Series C Director. For the purposes of this paragraph, a "holder" shall include the affiliates of any holder.

               2.6 Termination of Covenants. The covenants set forth in this
Section 2 shall terminate and be of no further force and effect after the time of effectiveness of the Company's first firm commitment underwritten public offering registered under the Securities Act.

                                    SECTION 3

                                  MISCELLANEOUS

               3.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of California, as if entered into by and between California residents exclusively for performance entirely within California.

               3.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

               3.3 Entire Agreement; Amendment; Waiver. This Agreement (including the Exhibits hereto) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the holders of at least fifty percent (50%) of the Registrable Shares and any such amendment, waiver, discharge or termination shall be binding on all the Holders, but in no event shall the obligation of any Holder hereunder be materially increased, except upon the written consent of such Holder.

               3.4 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by United States first-class mail, postage prepaid, or delivered personally addressed by hand or special courier (a) if to a Holder, as indicated on the list of Holders attached hereto as Exhibit A, or at such other address as such Investor or permitted assignee shall have furnished to the Company in writing, or (b) if to the Company, at 9050 Camino Santa Fe, San Diego, California 92121, or at such other address as the Company shall have furnished to each holder in writing. All such notices and other written communications shall be effective (i) if mailed, five
(5) days after mailing and (ii) if delivered, upon delivery.

               3.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement or any waiver on the part of any Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

               3.6 Rights; Separability. Unless otherwise expressly provided herein, a Holder's rights hereunder are several rights, not rights jointly held with any of the other Holders. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               3.7 Information Confidential. Each Holder acknowledges that the information received by them pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Holder is required to disclose such information by a governmental body.

               3.8 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

               3.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.



                  [Remainder of Page Intentionally Left Blank]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                                            COMBICHEM, INC.


                                            By: /s/ Pierre Lamond
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            HOLDER:


                                            ------------------------------------
                                            [Name of Holder]

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------



                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                                            COMBICHEM, INC.


                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            HOLDER:


                                            FORWARD VENTURES II., L.P.
                                            ------------------------------------
                                            [Name of Holder]

                                            By: /s/ Ivor Royston
                                               ---------------------------------
                                            Title: Ivor Royston, General Partner
                                                  ------------------------------



                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                                            COMBICHEM, INC.


                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            HOLDER:
                                            SEQUOIA CAPITAL VI
                                            SEQUOIA TECHNOLOGY PARTNERS VI
                                            SEQUOIA XXIV
                                            SEQUOIA 1995
                                            ------------------------------------
                                            [Name of Holder]

                                            By: /s/ Pierre Lamond
                                               ---------------------------------
                                            Title: General Partner
                                                  ------------------------------


                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                                            COMBICHEM, INC.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            HOLDER:


                                            LYNN CAPORALE
                                            ------------------------------------
                                            [Name of Holder]

                                            By: /s/ Lynn Caporale
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------



                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.


                                            COMBICHEM, INC.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            HOLDER:


                                            SYDNEY BRENNER
                                            ------------------------------------
                                            [Name of Holder]

                                            By: /s/ Sydney Brenner
                                               ---------------------------------
                                            Title:
                                                  ------------------------------




                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                                            COMBICHEM, INC.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            HOLDER:


                                            SPROUT CAPITAL VII, L.P.
                                            ------------------------------------
                                            [Name of Holder]

                                            By: /s/ P. Chambon
                                               ---------------------------------
                                            Title: Vice President, Sprout Group
                                                  ------------------------------



                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                                            COMBICHEM, INC.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            HOLDER:


                                            DLJ CAPITAL CORPORATION
                                            ------------------------------------
                                            [Name of Holder]

                                            By: /s/ P. Chambon
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                                            COMBICHEM, INC.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            HOLDER:


                                            C.V. SOFINNOVA VENTURES PARTNERS III
                                            ------------------------------------
                                            [Name of Holder]

                                            By: /s/ Alix Marduel
                                                --------------------------------
                                            Title: Alix Marduel, M.D.
                                                  ------------------------------
                                            General Partner
                                            Sofinnova Management L.P.



                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                                            COMBICHEM, INC.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            HOLDER:


                                            SINGAPORE BIO-INNOVATIONS PTE LTD
                                            ------------------------------------
                                            [Name of Holder]

                                            By: /s/ Yong-Sea Teoh
                                               ---------------------------------
                                            Title: Director & General Manager
                                                  ------------------------------



                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                                            COMBICHEM, INC.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            HOLDER:

                                            PAINE WEBBER, CUST, FBO
                                            MICHAEL GROSSMAN, IRA R/O
                                            ------------------------------------
                                            [Name of Holder]

                                            By: /s/ Illegible
                                               ---------------------------------
                                            Title: Branch Director
                                                  ------------------------------
                                            By: /s/ Michael Grossman



                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                                            COMBICHEM, INC.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            HOLDER:


                                            STEVEN M. LASH
                                            ------------------------------------
                                            [Name of Holder]

                                            By: /s/ Steven M. Lash
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                                            COMBICHEM, INC.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            HOLDER:


                                            Byron T. Franzen
                                            ------------------------------------
                                            [Name of Holder]

                                            By: /s/ Byron T. Franzen
                                               ---------------------------------
                                            Title:
                                                  ------------------------------



                        [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                                            COMBICHEM, INC.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            HOLDER:


                                            THE M.L. LAWRENCE TRUST
                                            ------------------------------------
                                            [Name of Holder]

                                            By: /s/ Rebecca Wood
                                               ---------------------------------
                                            Title: Trustee
                                                  ------------------------------


                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                                            COMBICHEM, INC.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            HOLDER:


                                            FARLEY INC.
                                            ------------------------------------
                                            [Name of Holder]

                                            By: /s/ Jeffrey Schroeder
                                               ---------------------------------
                                            Title: Chief Financial Officer
                                                  ------------------------------



                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.


                               COMBICHEM, INC.

                               By:
                                  ------------------------------------------
                               Title:
                                     ---------------------------------------


                               HOLDER:


                               SORRENTO VENTURES II, L.P.
                               ----------------------------------------------
                               [Name of Holder]

                               By: /s/ Robert M. Jaffe
                                   ------------------------------------------
                               Title: President, Sorrento Associates, Inc.
                                     ----------------------------------------
                               General Partner, Sorrento Equity Partners L.P. General Partner, Sorrento Ventures II L.P.


                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                               COMBICHEM, INC.

                               By:
                                  ---------------------------------
                               Title:
                                     ------------------------------


                               HOLDER:

                               SORRENTO GROWTH PARTNERS I, L.P.
                               ----------------------------------------------
                               [Name of Holder]

                               By: /s/ Robert M. Jaffe
                                   -------------------------------------------
                               Title: President, Sorrento Growth, Inc.
                                     -----------------------------------------
                               General Partner, Sorrento Equity Growth
                               Partners I, L.P.
                               General Partner, Sorrento Growth Partners I, L.P.



                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                                            COMBICHEM, INC.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            HOLDER:



                                            COMDISCO, INC.
                                            ------------------------------------
                                            [Name of Holder]

                                            By: /s/ Jill C. Hanses
                                               ---------------------------------
                                            Title: Assistant Vice President
                                                  ------------------------------



                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                                         COMBICHEM, INC.

                                         By:
                                            ------------------------------------
                                         Title:
                                               ---------------------------------


                                         HOLDER:


                                         HOLDER:
                                         BRINSON VENTURE CAPITAL FUND III, L.P.
                                         BY ITS GENERAL PARTNER, BRINSON
                                         PARTNERS , INC.
                                         ---------------------------------------
                                         [Name of Holder]


                                         By: /s/ Terry Gould
                                             -----------------------------------
                                         Title: Partner, Brinson Partners, Inc.
                                               ---------------------------------



                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                                            COMBICHEM, INC.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            HOLDER:
                                            BRINSON TRUST COMPANY AS TRUSTEE
                                            OF THE BRINSON MAP VENTURE CAPITAL
                                            FUND III
                                            ------------------------------------
                                            [Name of Holder]

                                            By: /s/ Terry Gould
                                               ---------------------------------
                                            Title: Assistant Trust Officer
                                                  ------------------------------
                                            Brinson Trust Company



                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                                            COMBICHEM, INC.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            HOLDER:


                                            JAPAN ASSOCIATED FINANCE CO., LTD.
                                            ------------------------------------
                                            [Name of Holder]

                                            By: /s/ Masaki Yoshida
                                               ---------------------------------
                                            Title: Masaki Yoshida, President
                                                  ------------------------------


                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                             COMBICHEM, INC.

                             By:
                                ---------------------------------
                             Title:
                                   ------------------------------


                             HOLDER:

                             JAFCO G-5 INVESTMENT ENTERPRISE
                             PARTNERSHIP
                             ------------------------------------
                             [Name of Holder]

                             By: /s/ Masaki Yoshida
                                ---------------------------------------------
                             Title: Masaki Yoshida, President
                                   ------------------------------------------
                             Japan Associated Finance Co., Ltd. Its Executive Partner



                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                             COMBICHEM, INC.

                             By:
                                ---------------------------------
                             Title:
                                   ------------------------------


                             HOLDER:

                             JAFCO R-1 (A) INVESTMENT ENTERPRISE
                             PARTNERSHIP
                             ------------------------------------
                             [Name of Holder]

                             By: /s/ Masaki Yoshida
                                ---------------------------------------------
                             Title: Masaki Yoshida, President
                                    -----------------------------------------
                             Japan Associated Finance Co., Ltd. Its Executive Partner



                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                              COMBICHEM, INC.

                              By:
                                 ---------------------------------
                              Title:
                                    ------------------------------


                              HOLDER:

                              JAFCO R-1(B) INVESTEMENT ENTERPRISE
                              PARTNERSHIP
                              ------------------------------------
                              [Name of Holder]

                              By: /s/ Masaki Yoshida
                                 ---------------------------------------------
                              Title: Masaki Yoshida, President
                                    ------------------------------------------
                              Japan Associated Finance Co., Ltd. Its Executive Partner



                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                                COMBICHEM, INC.

                                By:
                                   ---------------------------------
                                Title:
                                      ------------------------------


                                HOLDER:

                                JAFCO R-2 INVESTMENT ENTERPRISE
                                PARTNERSHIP
                                ------------------------------------
                                [Name of Holder]

                                By: /s/ Masaki Yoshida
                                   ---------------------------------------------
                                Title: Masaki Yoshida, President
                                      ------------------------------------------
                                Japan Associated Finance Co., Ltd. Its Executive Partner



                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                                            COMBICHEM, INC.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            HOLDER:

                                            BRENTWOOD ASSOCIATES VII, L.P. BY:
                                            BRENTWOOD VII VENTURES
                                            ITS GENERAL PARTNER
                                            ------------------------------------
                                            [Name of Holder]

                                            By: /s/ Ross Jaffe
                                               ---------------------------------
                                            Title: General Partner
                                                  ------------------------------



                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                                            COMBICHEM, INC.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            HOLDER:

                                            S.R. ONE, LIMITED
                                            ------------------------------------
                                            [Name of Holder]

                                            By: /s/ Donald F. Parman
                                               ---------------------------------
                                            Title: Vice President
                                                  ------------------------------



                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                                            COMBICHEM, INC.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            HOLDER:


                                            STEPHEN KANDEL
                                            ------------------------------------
                                            [Name of Holder]

                                            By: /s/ Stephen Kandel
                                               ---------------------------------
                                            Title:
                                                  ------------------------------



                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                                            COMBICHEM, INC.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            HOLDER:


                                            TODD SCHMIDT
                                            ------------------------------------
                                            [Name of Holder]

                                            By: /s/ Todd Schmidt
                                                --------------------------------
                                            Title:
                                                  ------------------------------


                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                                            COMBICHEM, INC.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            HOLDER:


                                            VICENTE ANIDO, JR.
                                            ------------------------------------
                                            [Name of Holder]

                                            By: /s/ Vicente Anido, Jr.
                                               ---------------------------------
                                            Title: President & CEO
                                                  ------------------------------


                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                                            COMBICHEM, INC.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            HOLDER:


                                            JOHN T. CHAMBERS
                                            ------------------------------------
                                            [Name of Holder]

                                            By: /s/ John T. Chambers
                                               ---------------------------------
                                            Title: Anido Designee


                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                                            COMBICHEM, INC.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            HOLDER:

                                            THE RUFUS L. MCCRACKEN TRUST,
                                            DATED 6/21/91
                                            ------------------------------------
                                            [Name of Holder]

                                            By: /s/ Lee McCracken
                                               ---------------------------------
                                            Title: Trustee
                                                  ------------------------------


                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                                            COMBICHEM, INC.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            HOLDER:


                                            Steven Teig
                                            ------------------------------------
                                            [Name of Holder]

                                            By: /s/ Steven Teig
                                               ---------------------------------
                                            Title:
                                                  ------------------------------



                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto have executed this Investors Rights Agreement effective as of the day and year first above written.

                                            COMBICHEM, INC.

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------


                                            HOLDER:

                                            FAYE HUNTER RUSSELL TRUST
                                            U/A DTD 7/11/88
                                            ------------------------------------
                                            [Name of Holder]

                                            By: /s/ Faye Hunter Russell
                                               ---------------------------------
                                            Title: Trustee
                                                  ------------------------------


                 [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

                                    EXHIBIT A

                                    INVESTORS

Forward Ventures II, L.P.
Sequoia Capital VI
Sequoia Technology Partners VI
Sequoia XXIV
Sequoia 1995
Lynn H. Caporale
Sydney Brenner
Sprout Capital VII, L.P.
DLJ Capital Corporation
C. V. Sofinnova Ventures Partners III
Singapore Bio-Innovations Pte, Ltd
PaineWebber Incorporated as Custodian of the Michael Grossman Rollover IRA Steven M. Lash First Interstate Bank as Trustee for SK International Securities Corp.
  401(k)PS em Stephen J. Kandel
Byron T. Franzen
IRA FBO Byron T. Franzen
The M.L. Lawrence Trust
Farley Inc.
Sorrento Ventures II, L.P.
Sorrento Growth Partners I, L.P.
Comdisco, Inc.
Brinson Venture Capital Fund III, L.P. (The First National Bank of Chicago as
  Custodian to the Brinson Venture Capital Fund III, L.P.)
Brinson Trust Company as Trustee of the Brinson MAP Venture Capital Fund III
  (The First National Bank of Chicago as Custodian to the Brinson Trust Company as Trustee of the Brinson MAP Venture Capital Fund III)
Japan Associated Finance Co., Ltd.
JAFCO G-5 Investment Enterprise Partnership
JAFCO R-1(A) Investment Enterprise Partnership
JAFCO R-1(B) Investment Enterprise Partnership
JAFCO R-2 Investment Enterprise Partnership
Brentwood Associates VII, L.P.
S.R. One Limited
Stephen J. Kandel
Todd Schmidt
Vicente Anido
John T. Chambers
The Rufus L. McCracken Trust, dated 6/21/91
Steve Teig
Faye Hunter Russell Trust U/A Dtd 7/11/88





                                           Exhibit A